UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  July 19, 2010

SouthWest Water Company

(Exact Name of Registrant as Specified in Its Charter)

Delaware	0-8176	95-1840947
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Wilshire Building 624 South Grand Avenue, Suite 2900 Los Angeles, CA 90017-3782
(Address of principal executive offices) (Zip Code)

(213) 929-1800

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report date)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events

On July 19, 2010, SouthWest Water Company (the “Company”) issued a news release announcing that independent proxy advisory firms, PROXY Governance and RiskMetrics Group's ISS Proxy Advisory Services, recommend that the Company's stockholders vote "FOR" the proposed merger in which institutional investors advised by J.P. Morgan Asset Management and Water Asset Management L.L.C. would acquire the Company.  The adoption of the merger agreement is one of the matters to be voted upon at the Company's upcoming 2010 Annual Meeting of Stockholders on August 6, 2010

The information contained in the news release is incorporated herein by reference and furnished as Exhibit 99.1

Item 9.01       Financial Statements and Exhibits

(c)                   Exhibits

Exhibit

No.                  Description

99.1                 News release issued July 19, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SOUTHWEST WATER COMPANY (Registrant)

		By:	/s/ William K. Dix
			Name:	William K. Dix
			Title:	Vice President, General Counsel and Corporate Secretary
Date:	July 19, 2010

Exhibit 99.1

Leading Proxy Advisory Firms, ISS and PROXY Governance, Recommend SouthWest Water Company Stockholders Vote 'FOR' Proposed Merger

LOS ANGELES, California, July 19, 2010– SouthWest Water Company (NASDAQ:SWWC) today announced that leading independent proxy advisory firms, PROXY Governance and RiskMetrics Group's ISS Proxy Advisory Services ("ISS"), recommend that SouthWest Water's stockholders vote "FOR" the proposed merger in which institutional investors advised by J.P. Morgan Asset Management and Water Asset Management L.L.C. would acquire the company.  The adoption of the merger agreement is one of the matters to be voted upon at the Company's upcoming 2010 Annual Meeting of Stockholders on August 6, 2010.

PROXY Governance recommended that SouthWest Water stockholders vote "FOR" the transaction in its July 14, 2010 report by stating: “We support this transaction because it appears to place a fair value on the company based on the overall market reaction, the premium offered, analysts’ opinions and the company’s historic prices.  We also support the board’s active engagement in the process, as well as the use of an auction process to help maximize shareholder value.”*

ISS also stated in its July 15, 2010 report, “A vote FOR this proposal is warranted given the thorough strategic review process including appointment of a Special Committee of the board, and the significant merger premium.”*

Mark Swatek, SouthWest Water's president and chief executive officer, said, "Both recommendations from PROXY Governance and ISS support our belief that this proposed transaction is in the best interest to our stockholders, as well as our customers, employees and the communities we serve.  We look forward to completing this transaction and urge SouthWest Water stockholders to follow PROXY Governance and ISS’ recommendation by voting "FOR" the merger at the upcoming Stockholders Meeting."

As previously announced on March 3, 2010, SouthWest Water stockholders will receive $11.00 per share in cash, which represents a 56% premium over the company's closing price on March 2, 2010.  After taking into account the company’s outstanding debt, the transaction represents a total enterprise value of approximately $427 million.

Holders of record of SouthWest Water’s common stock and preferred stock as of the close of business on June 14, 2010 will be entitled to vote at the meeting.  Stockholders are encouraged to read the company’s proxy materials in their entirety as they provide, among other things, a detailed discussion of the process that led to the merger agreement and reasons behind the board of directors’ unanimous recommendation.  Stockholders with questions about the merger agreement, or who need assistance in submitting their proxy or voting their shares, should contact SouthWest Water’s proxy solicitor, Morrow & Co., LLC toll free at (800) 607-0088 or at (203) 658-9400.

* Permission to use quotations was neither sought nor obtained.

About SouthWest Water Company

SouthWest Water Company provides a broad range of operations, maintenance and management services, including water production, treatment and distribution; wastewater collection and treatment; customer service; and utility infrastructure construction management. The company owns regulated public utilities and also serves cities, utility districts and private companies under contract. More than a million people in 9 states depend on SouthWest Water for high-quality, reliable service. Additional information may be found on the company's website: http://www.swwc.com.

Forward-Looking Statements

This document contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements, including, but not limited to, statements and expectations relating to the proposed transaction, involve risks and uncertainties. These expectations may differ due to a variety of factors. More detailed information about these factors is contained in the company's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in the company's 2009 Annual Report on Form 10-K and March 31, 2010 Current Report on Form 10-Q. The company assumes no obligation to update these forward-looking statements to reflect any change in future events.

Additional Information

In connection with the proposed transaction, SouthWest Water has filed a proxy statement with the Securities and Exchange Commission (SEC). Before making any voting or investment decision, investors and security holders are urged to carefully read the entire proxy statement and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information about the proposed transaction. A definitive proxy statement has been sent to stockholders in connection with the proposed transaction. Investors and security holders may obtain a free copy of the proxy statement and other documents filed at the SEC’s website at http://www.sec.gov. The proxy statement and such other documents may also be obtained at no cost from SouthWest Water by directing the request to SouthWest Water Company, 624 S. Grand Avenue, Suite 2900, Los Angeles, CA, 90017, Attention: Shareholder Services.

The company and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the security holders of the company in connection with the proposed transaction.  Information concerning the special interests of these directors, executive officers and other members of the company’s management and employees in the proposed transaction is included in the company’s proxy statement referenced above.  Information regarding the company’s directors and executive officers is also available in its Annual Report on Form 10-K for the year ended December 31, 2009, which is filed with the SEC.  These documents are available free of charge at the SEC’s website at www.sec.gov and from the company at the address provided above.

SOURCE: SouthWest Water Company

SouthWest Water Company
DeLise Keim
VP Corporate Communications
213-929-1846
http://www.swwc.com